EXHIBIT 99.1


                                    [GRAPHIC]

                            SELIGMAN NEW TECHNOLOGIES

                                     FUND II

                                Quarterly Booklet

                                    JUNE 2006

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com, contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

I. PORTFOLIO MANAGER COMMENTARY

II. TOP PRIVATE HOLDINGS PROFILES

III. PERFORMANCE AND PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

2 OF 12
                                    [GRAPHIC]
JUNE 2006

-------------------------------------------------------------------------------.

                                PORTFOLIO MANAGER

                                   COMMENTARY

-------------------------------------------------------------------------------.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Manager Commentary (as of 6/30/06)
--------------------------------------------------------------------------------

Public Technology Market Review

So far in 2006, technology shares have had quite a volatile ride.
Over-exuberance early in the year gave way to fears of excess inventory as we headed into June quarter results. Investors are also concerned about the impact of rising interest rates and oil prices on end-demand globally.

We continue to be optimistic about the prospects for technology spending over the coming 12 months. However, we have become more selective in identifying those companies that benefit from strong secular trends or impending new product cycles. We do see some positive incremental drivers for technology spending, but none of these drivers individually is strong enough to lift overall demand. Some of these drivers include: the shift to Linux, the software shift to service-oriented architectures; the shift in software to software as a service to subscription models within software; the proliferation of new mobile devices, whether it's 3G handsets or better notebook computers; the shift in advertising dollars to the internet and away from traditional advertising; and, consumer spending increases on gadgets like portable GPS's, game consoles, and flat panel TVs.

Looking at Enterprise, while we don't expect to see the growth rates of approximately 9% and 12 % respectively that we saw in the "bubble" years of 1999 and 2000, we do expect Enterprise IT budgets to increase in the mid-single digits in 2006, a much more normal growth rate.

Given this view, we have positioned the portfolio to leverage some of the above mentioned growth drivers. We continue to look for those companies that have strong products and management teams that will potentially generate strong earnings and cash-flow growth, and whose valuations appear reasonable.

In looking at some of the sectors that we do invest in, let's start with the Internet. The trends in this sector continue to be strong. We continue to see a shift in advertising dollars to the Internet and away from traditional advertising. Most Fortune 1000 companies still spend less than 5% of their advertising budgets online. However, growth rates are decelerating from very high rates and valuations are pretty expensive at this point, so we have stayed on the sidelines. We are looking to get involved as valuations become more reasonable.

Within Software, demand has built up over the past few years as companies have under-spent on new applications, management tools, and system management tools. Enterprise application cycles typically happen every seven to eight years. This is because existing applications age to the point that they don't meet current business needs. As new architectures are introduced, functionality is increased and deployment costs are reduced.

The Software sector is finally beginning to see the advent of a major architectural shift to service-oriented architectures and to software as a service. We continue to look for those companies that will benefit from these upgrade cycles, and those companies that can demonstrate strong secular growth rate.

Within IT Services, we are seeing rapid growth globally, whether it's offshore or onshore businesses. Business process outsourcing is also doing quite well. We are concerned, though, that wages will continue to rise faster than prices, especially in the Indian market, so we've taken a somewhat cautious view, and will wait to see how that particular issue will sort itself out over the next quarter or two.

Within the Semiconductor sector, we are cautiously optimistic about semiconductors and capital equipment. We are focusing on those companies with product cycles that can offset the short-term ups and downs of the end market.

Within Communications Equipment, we continue to be cautious as those North American carriers that have been consolidating have slowed their spending. As well, carriers around the world are providing more cautious spending plans for 2006. We are still optimistic, however, on the handset market, as more functional, data-ready 3G handsets are brought to market.

--------------------------------------------------------------------------------
4 OF 12
                                    [GRAPHIC]
JUNE 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Within the Computing Hardware sector we are cautious on computing. In fact, we're cautious in general on this sector. The PC market is growing a few percentage points slower than most people thought at the beginning of the year. This is mostly seen in desktop demand. Pricing has been difficult because, so far, there is no strong driver of demand other than price in the PC market. Prices for servers are competitive as well, and demand has not been exceptionally strong. We remain relatively positive on storage demand, as the demand for storage remains insatiable and this strong unit demand is offsetting very competitive pricing.

Private Technology Market Review

According to Dow Jones VentureOne, 16 venture-backed companies went public in the second quarter of 2006, up more than threefold over the same period last year, when five companies went public. However, 10 of the quarter's 16 IPOs were healthcare companies, a subsector in which Seligman New Technologies Fund II does not invest. In total, the 16 companies raised $1.25 billion, versus $231.7 million in the same period last year; thus, the average amount increased from $46.3 million to $78.1 million. The $1.25 billion raised was the most since the third quarter of 2004.

The overall value of mergers and acquisitions of venture-backed companies during the second quarter was $7.14 billion, down 16% year-over-year, with the number of transactions down to 92 from 97 a year ago. Within information technology, 65 companies were acquired for $4.51 billion, an improvement from the 61 transactions for $3.64 billion from a year ago. The average amount per IT transaction paid was higher at $69.4 million, compared to $59.7 million in Q205.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.

--------------------------------------------------------------------------------
5 OF 12
                                    [GRAPHIC]
JUNE 2006

--------------------------------------------------------------------------------

                                   TOP PRIVATE

                                HOLDINGS PROFILES

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Top Private Holdings (as of 6/30/06)
--------------------------------------------------------------------------------

                      ----------------------------------------------------------
                      Headquarters: Herndon, VA
Cybertrust, Inc.      Founded: 2004
--------------------- www.cybertrust.com
                      Industry/Sector: Digital Enabling Technologies
                      ----------------------------------------------------------

Company Description:

      Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with intelligence, technology, and expertise to track threats, find security gaps, improve protection and enhance procedures.

                      ----------------------------------------------------------
                      Headquarters: Longmont, CO
Cornice, Inc.         Founded: 2000
--------------------- www.corniceco.com
                      Industry/Sector: Other
                      ----------------------------------------------------------

Company Description:

      Cornice Inc. is the leading innovator in compact, low-cost, high-capacity storage that enables a new generation of pocketable consumer electronic devices for the world's foremost brand-name manufacturers. The Cornice Storage Element (SE) is durable, integrated personal storage that brings new levels of affordability and content capacity to these devices. The Cornice SE is built into a wide variety of consumer products, including mobile phones, MP3 players, personal video recorders, GPS devices and portable storage products.

                      ----------------------------------------------------------
                      Headquarters: Newton Center, MA
GrandBanks Capital    Founded: 2000
--------------------- www.grandbankscapital.com
                      Industry/Sector: Fund of Funds
                      ----------------------------------------------------------


Company Description:

      GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

      GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                          --------------------------------------
Asia Internet Capital Ventures, L.P.      Headquarters: Hong Kong, China
----------------------------------------- Founded: 1999
                                          Industry/Sector: Fund of Funds
                                          --------------------------------------

Company Description:

      Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

--------------------------------------------------------------------------------
7 OF 12
                                    [GRAPHIC]
JUNE 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------


                      ----------------------------------------------------------
                      Headquarters: Los Angeles, CA
Adexa, Inc.           Founded: 1994
--------------------- www.adexa.com
                      Industry/Sector: Enterprise Business Infrastructure
                      ----------------------------------------------------------

Company Description:

      Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

      Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

                                 -----------------------------------------------
                                 Headquarters: New York, NY
Index Stock Imagery, Inc.        Founded: 1991
-------------------------------- www.indexstock.com
                                 Industry/Sector: Digital Enabling Technologies
                                 -----------------------------------------------

Company Description:

      Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

      Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business an home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

                                 -----------------------------------------------
                                 Headquarters: San Jose, CA
FusionOne, Inc.                  Founded: 1998
-------------------------------- www.fusionone.com
                                 Industry/Sector: Wireless
                                 -----------------------------------------------

Company Description:

      FusionOne offers a suite of services for mobile phone users, distributed through partnerships with wireless operators and select retailers. Leveraging its Mighty Mobile Services Platform (MMSP), FusionOne's turn-key service offerings include MightyPhone (mobile organizer), MightyBackup (automatic address book protection) and FusionOne Plus (PC Sync Service). With each offering, product name, branding, and feature sets may be changed according to the needs of the operator.

                                 -----------------------------------------------
                                 Headquarters: London, United Kingdom
Tower Gate PLC                   Founded: 2000
-------------------------------- www.tower-gate.com
                                 Industry/Sector: Fund of Funds
                                 -----------------------------------------------

Company Description:

      Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

      The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

      Although the Company is active across many sectors and disciplines, their core strengths lie in:

      o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs
            (MBOs), management buy ins (MBIs), and turnarounds.

      o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

--------------------------------------------------------------------------------
8 OF 12
                                    [GRAPHIC]
JUNE 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------


      o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

      o Fund Management - managing portfolios on behalf of institutions and individuals. Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

                           -----------------------------------------------------
                           Headquarters: Fort Lauderdale, FL
GMP Companies, Inc.        Founded: 1999
-------------------------- www.gmpcompanies.com
                           Industry/Sector: Other -- Medical Technologies
                           -----------------------------------------------------

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

--------------------------------------------------------------------------------
9 OF 12
                                    [GRAPHIC]
JUNE 2006

--------------------------------------------------------------------------------

                                 PERFORMANCE AND

                               PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Performance & Portfolio Analysis (6/30/06)
--------------------------------------------------------------------------------

New Technologies Fund II Inception Date: 06/22/2000
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.



Portfolio Returns                                                       Goldman
                                                          Fund           Sachs
                                                      Performance     Tech Index
--------------------------------------------------------------------------------
Cumulative Total Return Since Inception                   (75.6%)        (62.0%)
--------------------------------------------------------------------------------
Average Annual Return Since Inception                     (20.9%)        (14.8%)
--------------------------------------------------------------------------------
Five-Year Annual Average Return                           (15.6%)         (4.7%)
--------------------------------------------------------------------------------
One Year Total Return                                       9.5%           4.4%
--------------------------------------------------------------------------------
YTD Total Return                                            4.4%          (5.2%)
--------------------------------------------------------------------------------


Sector Analysis (% of NAV)

                                                           Public        Private
--------------------------------------------------------------------------------
Broadband and Fiber Optics                                  0.0%           0.0%
--------------------------------------------------------------------------------
Digital Enabling Technologies                               2.4%           9.7%
--------------------------------------------------------------------------------
Enterprise Business Infrastructure                         21.4%           0.7%
--------------------------------------------------------------------------------
Internet Business-to-Consumer                               0.0%           0.0%
--------------------------------------------------------------------------------
Wireless                                                    2.2%           0.2%
--------------------------------------------------------------------------------
Other                                                      54.5%           8.9%
--------------------------------------------------------------------------------
Total                                                      80.5%          19.5%
--------------------------------------------------------------------------------


Top Holdings
--------------------------------------------------------------------------------

Top Public Holdings                Top Private Holdings                Venture Capital Advance/Decline
(Represents 31.8% of Net Assets)   (Represents 19.5% of Net Assets)    Information(1)
--------------------------------   --------------------------------    Since 3/31/06                  # of Cos
                                                                       ---------------------------------------
Mercury Interactive                Cybertrust                          ---------------------------------------
--------------------------------   --------------------------------    Advancing Issues                    7
McAfee                             Cornice                             ---------------------------------------
--------------------------------   --------------------------------    Declining Issues                    6
Symantec                           GrandBanks Capital                  ---------------------------------------
--------------------------------   --------------------------------
Seagate Technology                 Asia Internet Capital Ventures      ---------------------------------------
--------------------------------   --------------------------------    Active Investments(2)              17
Digital River                      Adexa                               ---------------------------------------
--------------------------------   --------------------------------
Verisign                           Index Stock Imagery                 Venture Capital Liquidity Events
--------------------------------   --------------------------------
Synopsys                           FusionOne                           Completed IPOs Since Inception      4
--------------------------------   --------------------------------    ---------------------------------------
Cymer                              Tower Gate PLC                      Companies Acquired by
--------------------------------   --------------------------------    Third Party Since Inception        17
Autodesk                           GMP Companies                       ---------------------------------------
--------------------------------   --------------------------------    Companies Currently in
KLA-Tencor                                                             SEC Registration                    0
--------------------------------                                       ---------------------------------------
Venture Capital Private Funding Analysis       Percent of Net Assets   Total Private Investments
--------------------------------------------------------------------   Since Inception                    45
                                                                       ---------------------------------------
--------------------------------------------------------------------
Private Securities                                     19.5%           Failed Investments(5)              11
   Private Securities Funded to Break-Even(3)          15.9%           ---------------------------------------
   Private Securities Subject to Financing Risk(4)      3.6%
--------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)      4.8
--------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.

--------------------------------------------------------------------------------
11 OF 12
                                    [GRAPHIC]
JUNE 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Footnotes
--------------------------------------------------------------------------------

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

1 An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

2 Includes companies that are funded to break-even (see footnote 4), not funded to break-even (see footnote 5), failed investments that have not declared bankruptcy (see footnote 6), fund of fund investments, and public holdings originated from private investments.

3 Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

4 Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even. (see note 3).

5 Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

                                          Distributed by Seligman Advisors, Inc.

--------------------------------------------------------------------------------
12 OF 12
                                    [GRAPHIC]
JUNE 2006